Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
April 30, 2023
T08-NPRT3-0623
1.9584816.109

Schedule of Investments April 30, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 63.2%
Commodity Chemicals – 7.5%
AdvanSix, Inc.	11,292	$ 425,483
Cabot Corp.	23,109	1,658,302
Dow, Inc.	288,723	15,706,531
Hawkins, Inc.	7,822	315,539
Koppers Holdings, Inc.	8,559	280,821
Kronos Worldwide, Inc.	9,451	87,894
LyondellBasell Industries N.V. Class A	106,872	10,111,160
Mativ Holdings, Inc.	22,476	435,360
Olin Corp.	53,380	2,957,252
Origin Materials, Inc. (a)	43,495	171,805
Orion Engineered Carbons S.A.	24,950	604,039
PureCycle Technologies, Inc. (a)	33,300	218,781
Trinseo PLC	11,633	210,790
Tronox Holdings PLC Class A	47,679	652,726
Westlake Corp.	15,697	1,786,005
		35,622,488
Diversified Chemicals – 0.8%
Huntsman Corp.	66,989	1,794,636
LSB Industries, Inc. (a)	21,769	194,397
The Chemours Co.	61,915	1,799,869
		3,788,902
Fertilizers & Agricultural Chemicals – 7.8%
American Vanguard Corp.	10,867	209,190
CF Industries Holdings, Inc.	80,488	5,761,331
Corteva, Inc.	293,127	17,915,922
FMC Corp.	51,679	6,386,491
Intrepid Potash, Inc. (a)	4,477	115,417
The Mosaic Co.	139,685	5,985,502
The Scotts Miracle-Gro Co.	17,066	1,140,180
		37,514,033
Industrial Gases – 21.2%
Air Products & Chemicals, Inc.	91,022	26,793,236
Linde PLC	202,632	74,862,392
		101,655,628
Specialty Chemicals – 25.9%
Albemarle Corp.	48,063	8,913,764
Amyris, Inc. (a)	102,883	84,117
Ashland, Inc.	21,104	2,144,377
Aspen Aerogels, Inc. (a)	24,439	152,988
Avient Corp.	37,310	1,436,808
Axalta Coating Systems Ltd. (a)	90,507	2,857,306
Balchem Corp.	13,184	1,732,378
Celanese Corp.	44,484	4,725,980
Chase Corp.	3,313	362,210
Diversey Holdings Ltd. (a)	33,225	270,119
DuPont de Nemours, Inc.	203,812	14,209,773
Eastman Chemical Co.	49,227	4,148,359
Ecolab, Inc.	105,168	17,651,397
ECOVYST, Inc. (a)	32,431	368,092

		Shares	Value

Element Solutions, Inc.		94,352	$ 1,712,489
FutureFuel Corp.		10,564	79,230
Ginkgo Bioworks Holdings, Inc. (a)		342,022	417,267
HB Fuller Co.		21,872	1,447,270
Ingevity Corp. (a)		15,332	1,099,918
Innospec, Inc.		10,160	1,032,561
International Flavors & Fragrances, Inc.		104,601	10,142,113
Livent Corp. (a)		73,590	1,607,941
Minerals Technologies, Inc.		13,313	788,928
NewMarket Corp.		3,037	1,213,585
Perimeter Solutions S.A. (a)		57,800	432,344
PPG Industries, Inc.		96,422	13,524,150
Quaker Chemical Corp.		5,150	961,145
RPM International, Inc.		52,964	4,344,637
Sensient Technologies Corp.		17,246	1,284,137
Stepan Co.		9,119	840,772
The Sherwin-Williams Co.		101,000	23,991,540
			123,977,695
TOTAL CHEMICALS	302,558,746
CONSTRUCTION MATERIALS – 4.7%
Construction Materials – 4.7%
Eagle Materials, Inc.		15,116	2,240,342
Martin Marietta Materials, Inc.		25,473	9,251,794
Summit Materials, Inc. Class A (a)		48,576	1,331,468
United States Lime & Minerals, Inc.		921	148,189
Vulcan Materials Co.		54,526	9,548,593
TOTAL CONSTRUCTION MATERIALS	22,520,386
CONTAINERS & PACKAGING – 11.7%
Metal, Glass & Plastic Containers – 4.6%
AptarGroup, Inc.		26,783	3,174,053
Ball Corp.		128,789	6,848,999
Berry Global Group, Inc.		50,913	2,943,281
Crown Holdings, Inc.		49,209	4,221,148
Greif, Inc. Class A		10,528	661,053
Greif, Inc. Class B		2,273	178,976
Myers Industries, Inc.		12,639	239,509
O-I Glass, Inc. (a)		63,647	1,430,148
Silgan Holdings, Inc.		36,129	1,779,715
Trimas Corp.		17,242	438,119
			21,915,001
Paper & Plastic Packaging Products & Materials – 7.1%
Amcor PLC		610,883	6,701,386
Avery Dennison Corp.		33,218	5,795,877
Graphic Packaging Holding Co.		125,998	3,107,111
International Paper Co.		138,621	4,589,741
Packaging Corp. of America		37,963	5,134,875
Pactiv Evergreen, Inc.		18,402	145,376
Ranpak Holdings Corp. (a)		18,054	73,660
Sealed Air Corp.		59,347	2,848,063

Quarterly Report	2

Common Stocks – continued
		Shares	Value
CONTAINERS & PACKAGING – continued
Paper & Plastic Packaging Products & Materials – continued
Sonoco Products Co.		40,005	$2,425,103
Westrock Co.		104,396	3,124,572
			33,945,764
TOTAL CONTAINERS & PACKAGING	55,860,765
METALS & MINING – 19.6%
Aluminum – 0.9%
Alcoa Corp.		72,590	2,695,993
Arconic Corp. (a)		41,634	1,030,442
Century Aluminum Co. (a)		20,621	177,134
Kaiser Aluminum Corp.		6,539	429,743
Tredegar Corp.		11,082	103,949
			4,437,261
Copper – 4.6%
Freeport-McMoRan, Inc.		586,394	22,230,197
Diversified Metals & Mining – 0.6%
Compass Minerals International, Inc.		14,372	470,395
Ivanhoe Electric, Inc.		18,961	225,825
Materion Corp.		8,422	912,187
MP Materials Corp. (a)		32,777	710,278
Piedmont Lithium, Inc. (a)		7,380	424,350
			2,743,035
Gold – 4.1%
Coeur Mining, Inc. (a)		115,975	394,315
Newmont Corp.		325,638	15,435,241
Royal Gold, Inc.		26,931	3,566,742
			19,396,298
Silver – 0.3%
Hecla Mining Co.		248,728	1,504,804
Steel – 9.1%
Alpha Metallurgical Resources, Inc.		6,210	910,138
ATI, Inc. (a)		53,095	2,050,529
Carpenter Technology Corp.		19,885	1,048,735
Cleveland-Cliffs, Inc. (a)		211,407	3,251,440
Commercial Metals Co.		48,147	2,247,983
Haynes International, Inc.		5,110	240,221
Nucor Corp.		105,249	15,595,797
Ramaco Resources, Inc.		9,318	75,755
Reliance Steel & Aluminum Co.		24,078	5,966,528
Ryerson Holding Corp.		6,900	260,613

		Shares	Value

Schnitzer Steel Industries, Inc. Class A		10,413	$ 300,832
Steel Dynamics, Inc.		72,030	7,487,518
SunCoke Energy, Inc.		34,384	267,508
TimkenSteel Corp. (a)		15,438	258,432
United States Steel Corp.		96,111	2,199,020
Warrior Met Coal, Inc.		21,111	729,807
Worthington Industries, Inc.		13,279	788,640
			43,679,496
TOTAL METALS & MINING	93,991,091
PAPER & FOREST PRODUCTS – 0.6%
Forest Products – 0.4%
Louisiana-Pacific Corp.		29,414	1,757,192
Paper Products – 0.2%
Clearwater Paper Corp. (a)		6,816	246,058
Mercer International, Inc.		17,553	170,791
Sylvamo Corp.		16,336	748,515
			1,165,364
TOTAL PAPER & FOREST PRODUCTS	2,922,556
TOTAL COMMON STOCKS (Cost $501,349,535)			477,853,544
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.69% (b) (Cost $959,000)		959,000	959,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $502,308,535)	478,812,544
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	14,859
NET ASSETS – 100.0%	$ 478,827,403

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $50,500 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Materials Select Sector Index Contracts (United States)	10	June 2023	$857,000	$14,788	$14,788
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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5	Quarterly Report